SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.   20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported)   October 28, 2003

      CENTRAL VERMONT PUBLIC SERVICE CORPORATION
(Exact name of registrant as specified in its charter)

Vermont (State of other jurisdiction of incorporation)	1-8222 (Commission File Number)	03-0111290 (IRS Employer Identification No.)

       77 Grove Street, Rutland, Vermont               05701

(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code (802) 773-2711

                                      N/A
(Former name or former address, if changed since last report)

Item 9.   Regulation FD Disclosure.

Creating Value through Performance & Stability

This presentation was conducted at the Edison Electric Institute Financial Conference in Orlando, Florida before an audience of electric industry analysts and industry professionals on Tuesday, October 28, 2003.

Presentation Agenda

  CVPS overview
    Who we are
    Corporate structure
    2002 financial snapshot
  Third quarter financial highlights
  CVPS growth strategy
  Wrap-up

Who We Are

  CVPS is Vermont's largest electric utility.
  CVPS serves 145,000 customers in Vermont in 136 towns.
  Rural service territory of 19 customers per mile of line.
  85% of purchased power comes from long-term contracts. (Appendix 2)
  Core utility provides stable, solid income.
  Subsidiaries offer growth potential.

Corporate Structure

CVPS

  Parent company
  Operates as regulated electric distribution utility
  Allowed return of 10.5%
  Wholly owns all subsidiaries

Catamount Energy Corp.

Independent Power Producer company focusing exclusively on wind energy opportunities

Smart Energy Water Heating Services, Inc. (Eversant)

Residential rental water heating company

CVEC

New Hampshire electric distribution company (sale 1/1/04 Appendix 3)

2002 Financial Snapshot (Dollars in thousands, except per share amounts)	Catamount	SmartEnergy	CVEC
Revenues, net Equity in Earnings Operating Expenses Net Income Assets Liabilities Earnings/Share	$ 384 $11,651 $10,494 $ 1,541 $60,743 $21,611 $ 0.13	$2,168 - $2,640 $ (472) $3,177 $ 538 ($ 0.04)	$20,039 - $19,890 $ 149 $12,411 $ 4,583 $ 0.01
CVPS (Consolidated)
Operating Revenues Operating Expenses Net Income Assets Liabilities & Other Capitalization Cash Earnings per Basic Share	$303,389 $276,440 $ 19,767 $526,865 $161,533 $365,332 $ 60,364 $ 1.56
2003 vs. 2002 Year-to-date Financial Data (Dollars in thousands, except per share amounts)
	Nine Months Ended September 30 2003	Nine Months Ended September 30 2002

Operating revenues
Operating expenses
Operating income
Total other income and deductions, net
Total interest expense

Net income from continuing operations
Net income from discontinued operations
Net Income
Preferred stock dividend requirements
Earnings available for common stock

Earnings per basic share of common stock (a)
Average shares of basic common stock outstanding
Earnings per diluted share of common stock (a)
Average shares of diluted common stock outstanding

Cash dividends paid per share of common stock

	$226,903 $208,357 $ 18,546 $ 4,254 $ 8,855 $ 13,945 $ 1,034 $ 14,979 $ 899 $ 14,080 $1.19 11,856,742 $1.17 12,083,766 $0.66	$217,358 $196,403 $ 20,955 $ 2,028 $ 9,403 $ 13,580 $ 1,035 $ 14,615 $ 1,187 $ 13,428 $1.15 11,660,792 $1.13 11,909,428 $0.66
(a) Includes discontinued operations of $.09 per basic and diluted share of common stock in 2003 and 2002.

CVPS Growth Strategy

  Maintain positive relations with regulators to ensure core business stability.
  Develop wind energy opportunities through Catamount Energy.
  Take advantage of transmission investment opportunities through Vermont Electric Power Company.

Vermont Regulatory Climate

  Republican governor elected November 2002.
  State economic development a priority.
  Relationship with Department of Public Service staff is cooperative and productive.
  Importance of stable energy policy to attract and retain business is recognized.
  Enhanced stability, including approval of Vermont Yankee sale, helped to earn ratings upgrade from Fitch.

Catamount Energy Corporation - Wind Strategy

  Repositioned Catamount's business strategy to focus on wind generation.
    Highest growth sector in power industry.
    Projects require modest capital investment.
    Attractive opportunities in U.S. and U.K.
  Assembled new management team.
  Reduced corporate debt.

Catamount Energy Corporation - Wind Energy

U.S. Project Pipeline

  Sweetwater, Texas project.
    Partner with equity investors. Catamount retains rights to project build-out.
    Potential to develop 400 MW.
    First phase of 37.5 MW under construction.
    20-year fixed price PPA secured with regulated utility; 5-year option to extend.
    Phase II build out of 60 to 125 MW.
  Four other U.S. projects under development totaling 125-250 MW.

Catamount Energy Corporation - Wind Energy

U.K. Project Pipeline

  Renewables mandate to U.K. electric utilities makes wind market attractive to developers.
  U.K. among best wind resources in the world.
  Eight sights under development for total of 200-250 MW.
  Estimated project closing dates in 2005-2006.

Vermont Electric Power Company, Inc.

Transmission Investments

  Owner and operator of Vermont's high voltage transmission system.
  CVPS maintains 50% equity ownership in VELCO.
  Opportunity to invest in approximately $200 million in transmission upgrades at 13% ROI.
  FERC allowed return is not capped at 10.5% by Vermont regulators.

Vermont Electric Power Company, Inc.

Transmission Investments

  Current capitalization structure of 90%-10% debt/equity.
  Potential to increase equity component from 10% to 25%.
  CVPS may invest up to $40 million incrementally from 2004-2008 in projected in-state transmission upgrades.

Vision for Long-term Growth and Stability

  Cost-effectively improve core business service.
  Continue to improve financial position and balance sheet strength.
  Invest prudently in energy businesses to increase shareholder value.
    Wind energy
    Transmission investments

CVPS Operating Revenues 2002 Results	Appendix 1
	MWh	Revenues (000's)
Retail Sales: Residential Commercial Industrial Other retail Total retail sales Resale Sales: Firm Other Total resale sales Other revenues Total	971,941 937,919 428,238 6,239 2,344,337 2,392 442,187 444,579 2,788,916	$129,692 $112,547 $ 36,076 $ 1,795 $280,110 $ 137 $ 15,806 $ 15,943 $ 7,336 $303,389
CVPS 2002 Power Supply Statistics	Appendix 2
Purchased Power	Unit	Amount
Capacity Energy Total purchased power Less purchases for resale Net purchased power Production fuel Net purchased power & production fuel costs	435 2,627,117 2,627,552 (422,187) 2,185,365 378,232	$ 69,572 $ 77,193 $146,765 ($ 15,806) $130,959 $ 2,732 $133,691
Power Sources
Nuclear generating companies (purchased) Canadian hydro contract (purchased) Company-owned hydro Jointly owned units Independent power producers (purchased) Other Total	45% 30% 6% 6% 7% 6% 100%
Appendix 3

CVEC Sale Components

  Sale of franchise and plant assets for approximately $9 million (book value).
  Receipt of $21 million stranded cost payment for termination of RS-2 power contract.
    Resulting gain or loss will be calculated as of date of sale (Jan. 1, 2004) and will be highly dependent on forward power prices.
  CVPS will bear risk of selling power in the wholesale market previously contracted to CVEC.
  Opportunity for potential upside on resale of power.

Safe Harbor Statement
Statements contained in this presentation that are not historical fact are forward-looking statements intended to qualify for the safe-harbors from the liability established by the Private Securities Litigation Reform Act of 1995. Statements made that are not historical facts are forward-looking and, accordingly, involve estimates, assumptions, risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. Actual results will depend, among other things, upon the actions of regulators, the pending sale of Connecticut Valley Electric Company, performance of the Vermont Yankee nuclear power plant, effects of and changes in weather and economic conditions, volatility in wholesale electric markets, our ability to maintain our current credit ratings and performance of the Company's non-regulated businesses. These and other risk factors are detailed in the Company's Securities and Exchange Commission filings. The Company cannot predict the outcome of any of these matters; accordingly, there can be no assurance that such indicated results will be realized. Presentation participants and listeners are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date of this presentation. CVPS does not undertake any obligation to publicly release any revision to these forward-looking statements to reflect events or circumstances after the date of this presentation.

SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CENTRAL VERMONT PUBLIC SERVICE CORPORATION

By	/s/ Jean H. Gibson Jean H. Gibson, Senior Vice President, Chief Financial Officer, and Treasurer

October 28, 2003